AB Cap Fund, Inc.

AB Concentrated Growth Fund

Portfolio of Investments

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Information Technology – 29.9%
Electronic Equipment, Instruments & Components – 8.2%
Amphenol Corp. - Class A	386,172	$28,144,215
CDW Corp./DE	225,465	21,029,121

		49,173,336

IT Services – 12.4%
Automatic Data Processing, Inc.	174,630	23,868,428
Mastercard, Inc. - Class A	211,396	51,064,818

		74,933,246

Software – 9.3%
Microsoft Corp.	356,132	56,165,578

		180,272,160

Health Care – 19.4%
Health Care Equipment & Supplies – 7.8%
Abbott Laboratories	594,508	46,912,626

Life Sciences Tools & Services – 7.0%
IQVIA Holdings, Inc.(a)	390,887	42,161,072

Pharmaceuticals – 4.6%
Zoetis, Inc.	236,068	27,782,843

		116,856,541

Consumer Discretionary – 15.9%
Auto Components – 3.6%
Aptiv PLC	443,038	21,815,191

Specialty Retail – 8.6%
TJX Cos., Inc. (The)	581,972	27,824,081
Ulta Salon Cosmetics & Fragrance, Inc.(a)	136,683	24,015,203

		51,839,284

Textiles, Apparel & Luxury Goods – 3.7%
NIKE, Inc. - Class B	271,963	22,502,219

		96,156,694

Industrials – 13.1%
Building Products – 3.9%
Allegion PLC	256,624	23,614,540

Commercial Services & Supplies – 4.9%
Stericycle, Inc.(a) (b)	610,418	29,654,106

Professional Services – 4.3%
Verisk Analytics, Inc. - Class A	185,952	25,917,990

		79,186,636

Communication Services – 9.2%
Interactive Media & Services – 9.2%
Alphabet, Inc. - Class C(a)	23,660	27,512,085
Facebook, Inc. - Class A(a)	169,619	28,292,449

		55,804,534

Company	Shares	U.S. $ Value
Financials – 4.4%
Capital Markets – 4.4%
Charles Schwab Corp. (The)	791,298	$26,603,439

Materials – 3.8%
Chemicals – 3.8%
International Flavors & Fragrances, Inc.(b)	224,823	22,949,932

Total Common Stocks (cost $535,870,414)		577,829,936

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.53%(c) (d) (e) (cost $13,866,753)	13,866,753	13,866,753

Total Investments Before Security Lending Collateral for Securities Loaned – 98.0% (cost $549,737,167)		591,696,689

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.53%(c) (d) (e) (cost $2,873,225)	2,873,225	2,873,225

Total Investments – 98.5% (cost $552,610,392)(f)		594,569,914
Other assets less liabilities – 1.5%		8,757,795

Net Assets – 100.0%		$603,327,709

(a)	Non-income producing security.
(b)	Represents entire or partial securities out on loan.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(f)

As of March 31, 2020, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $89,246,183 and gross unrealized depreciation of investments was $(47,286,661), resulting in net unrealized appreciation of $41,959,522.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

AB Cap Fund, Inc.

AB Concentrated Growth Fund

March 31, 2020 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2020:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$577,829,936	$—	$—	$577,829,936
Short-Term Investments	13,866,753	—	—	13,866,753
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,873,225	—	—	2,873,225

Total Investments in Securities	594,569,914	—	—	594,569,914
Other Financial Instruments(b)	—	—	—	—

Total	$594,569,914	$—	$—	$594,569,914

(a)	See Portfolio of Investments for sector classifications.
(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the nine months ended March 31, 2020 is as follows:

Fund	Market Value 06/30/2019 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 03/31/2020 (000)	Dividend Income (000)
Government Money Market Portfolio	$16,602	$143,500	$146,235	$13,867	$171
Government Money Market Portfolio*	151	13,066	10,344	2,873	32
Total	$16,753	$156,566	$156,579	$16,740	$203

*	Investments of cash collateral for securities lending transactions.